                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                PRELIMINARY COPY
                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                           -------------------------

                    Notice of Special Meeting of Shareholders
                                  April 3, 1998

TO THE SHAREHOLDERS OF FLAG INVESTORS TELEPHONE INCOME FUND, INC.:

         You are cordially invited to a special meeting of the shareholders of Flag Investors Telephone Income Fund, Inc. (the "Fund") on Friday, April 3, 1998, at _______ _.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., [in the Conference Room on the 30th Floor of The Alex. Brown Building,] One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:

PROPOSAL 1:                To approve a change in the Fund's investment
                           objective from "current income and long term growth of capital without undue risk" to "to maximize total return."

PROPOSAL 2:                To approve the replacement of the Fund's
                           fundamental investment policy on industry concentration that requires it to invest at least 65% of the value of its total assets in securities of issuers in the telephone industry with a fundamental policy requiring it to invest at least 65% of its total assets in securities of issuers in the communications field.

         Each Proposal is contingent on the approval of the other Proposal. If shareholders of the Fund do not approve both Proposals, the Fund's investment objective and policy on industry concentration will remain unchanged. Upon the approval by shareholders of each Proposal, the Board intends to make certain additional changes affecting the Fund, including: (i) changing the name of the Fund to "Flag Investors Communications Fund, Inc."; (ii) deleting the Fund's non-fundamental investment policy requiring that at least 65% of the Fund's total assets be invested in income-producing securities (including debt-obligations) of issuers in the telephone or other industries; and (iii) amending the Fund's dividend policy to provide that the Fund will continue to pay all net investment income in quarterly dividends, but that the Fund will not attempt to maintain a consistent stream of dividend income or pay a dividend that constitutes a return of capital.

         Only shareholders of the Fund at the close of business on Monday, January 26, 1998 are entitled to notice of, and to vote at, the Special Meeting.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                  Amy M. Olmert
                                    Secretary
Dated:  _________, 1998

                                PRELIMINARY COPY

                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                  APRIL 3, 1998


         This Proxy Statement is furnished by the Board of Directors of Flag Investors Telephone Income Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Friday, April 3, 1998, at ______ _.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., [in the Conference Room on the 30th Floor of The Alex. Brown Building,] One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about ________, 1998.

         If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before _____ _.m. Eastern Time on Friday, April 3, 1998. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the proposal to change the Fund's investment objective ("Proposal 1") and FOR the proposal to change the Fund's fundamental policy on industry concentration ("Proposal 2" and, together with Proposal 1, the "Proposals"). All shareholders of the Fund are entitled to vote on each Proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

         The close of business on January 26, 1998 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. On the Record Date, the Fund had _____________ shares outstanding, consisting of _______________ Flag Investors Telephone Income Fund Class A Shares, ________________ Flag Investors Telephone Income Fund Class B Shares and ______________ Flag Investors

Telephone Income Fund Class D Shares. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         The expenses of the Special Meeting will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of the Fund's investment advisor, Investment Company Capital Corp. ("ICC" or the "Advisor"), and sub-advisor, Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"). Additional solicitation may be made by [solicitation firm], a solicitation firm located in [city, state] that has been engaged by the Fund to assist in proxy solicitation at an estimated cost of approximately $[0000].

         [The Fund will furnish to shareholders a copy of its Annual Report for the fiscal year ended December 31, 1996 and Semi-Annual Report for the period ended June 30, 1997 upon request. If available, the Fund will furnish a copy of its Annual Report for the fiscal year ended December 31, 1997. The Annual and Semi-Annual Reports of the Fund may be obtained without charge by written request to the Fund, One South Street, Baltimore, Maryland 21202 or by calling
(800) 767-FLAG.]

         The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

         The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings also may be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

PROPOSAL 1:                To approve a change in the Fund's investment
                           objective from "current income and long term growth of capital without undue risk" to "to maximize total return."

PROPOSAL 2:                To approve the replacement of the Fund's
                           fundamental investment policy on industry concentration that requires it to invest at least 65% of the value of its total assets in securities of issuers in the telephone industry with a fundamental policy requiring it to invest at least 65% of its total assets in securities of issuers in the communications field.

         The Board of Directors of the Fund has determined that it would be in the best interest of the Fund and its shareholders to amend the Fund's investment objective and to change the Fund's fundamental policy on industry concentration. Accordingly, the Board proposes, effective upon the later of shareholder approval or May 1, 1998, (i) that the investment objective of the Fund be changed from "current income and long-term growth of capital without undue risk" to "to maximize total return" and (ii) that the Fund's fundamental policy on industry concentration that currently requires it to invest at least 65% of the value of its total assets in securities of issuers in the telephone industry be replaced with a fundamental policy that would require the Fund to invest at least 65% of its total assets in securities of issuers in the communications field. For purposes of Proposal 2, companies would be considered to be in the "communications field" if they are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.

         The Directors, after consultation with the Fund's Advisor and Sub-Advisor, believe that each of these Proposals is appropriate in light of changes that have occurred in the telephone industry in recent years. In the years immediately following the Fund's inception, a number of well-capitalized companies, particularly the Regional Bell Operating Companies ("RBOCs") which were created as part of the reorganization of AT&T, demonstrated stable, profitable growth and predominated in the telephone industry. One of the traditional strengths of these telephone companies has been their ample cash flows, which enabled them to provide a consistently high stream of dividend income. This dividend income has, in the past, enabled the Fund to seek current income as a significant component of its primary investment objective. However, as discussed below, telephone companies are expanding into other areas of the communications field and are increasingly competing with each other and other communications companies. These changes have affected and will continue to affect the Fund's ability to generate substantial current income while investing primarily in telephone companies.

         Extensive changes in telecommunications law, which became effective in 1996, and rapid technological advancement have accelerated these changes in the telephone industry, as well as the communications industry generally. The new legislation allows existing telephone companies, both local and long distance, to expand into each others' business as well as into other segments of the communications industry. In addition, the legislation permits other communications firms to enter into the telephone business. The legislation also enlarges the scope of permitted affiliations between telephone companies and other communications companies.

         Generally, these changes have manifested themselves in two distinct ways that affect the Fund. First, the RBOCs and other traditional telephone industry participants in which the Fund primarily invests have sought to expand into each others' traditional business territories and into developing lines of business in other segments of the communications industry. For example, the RBOCs, which previously offered only regional telephone service, have begun to compete with other well established long distance service providers as well as in cellular and digital wireless services. These opportunities often are in less mature or highly capital-intensive industry segments that require a large percentage of a company's available cash for reinvestment. A consequence of increased income reinvestment has been a trend toward higher capital growth status, but decreased dividend opportunity. Second, consumer demand has increasingly diverged from traditional wireline-only "telephone" communications into wireline and wireless voice, data and video services. This rapid development has created opportunities for many emerging companies to provide novel types of communications services and products. It has also encouraged various industry participants, including the RBOCs, to consolidate with each other and with companies across industry segments in their search for growth and improved market position from expanded service opportunities.

         In light of these industry changes, the Board has determined that it is no longer practical for the Fund to continue to seek current income as a significant part of its investment objective or to concentrate its investments in the telephone industry. The shift of telephone companies to a higher growth status, while holding out the prospect for solid future returns, generally has the effect of decreasing the stream of dividend income available to the Fund. This will limit the Fund's ability to provide a consistent income stream in the form of dividend income. Also, the development of separate industry segments outside the local telephone and long distance businesses, coupled with greater market diversification, enables non-traditional providers a chance to benefit from the growing worldwide demand for communications products and services. This has resulted in a blurring of the traditional line that has defined companies in the "telephone" industry.

         These changes in the telephone and communications field have effected and will continue to affect the risk/return profile of the Fund. In particular, the traditional telephone companies will continue to evolve in the face of new challenges. While the shift to a higher growth status in response to these challenges promises opportunity for greater capital appreciation, these traditional companies now face different risks due to increased competition and accelerated technological and industry change. Telephone companies and other communications firms will continue to adapt, consolidate and diversify to meet these new challenges even if shareholders do not approve the Proposals. The Advisor and Sub-Advisor believe, however, that approval of the Proposals will best enable the Fund to benefit shareholders in light of these changes.

         Accordingly, the Board of Directors recommends that shareholders vote FOR each Proposal. In reaching this conclusion, the Board of Directors considered the industry trends described above and such other factors and information that the Board deemed relevant.

         Each Proposal is contingent on the approval of the other Proposal. If shareholders of the Fund do not approve both Proposals, the Fund's investment objective and policy on industry concentration will remain unchanged. In that event, the Board will take such action as it deems in the best interests of the Fund and its shareholders, which may include proposing other changes to the investment policies of the Fund.

         Upon the approval by shareholders of each Proposal, the Board intends to make certain additional changes affecting the Fund, including: (i) changing the name of the Fund to "Flag Investors Communications Fund, Inc."; (ii) deleting the Fund's non-fundamental investment policy requiring that at least 65% of the Fund's total assets be invested in income-producing securities (including debt-obligations) of issuers in the telephone or other industries; and (iii) amending the Fund's dividend policy to provide that the Fund will continue to pay all net investment income in quarterly dividends, but that the Fund will not attempt to maintain a consistent stream of dividend income or pay a dividend that constitutes a return of capital.

                             ADDITIONAL INFORMATION

Directors and Executive Officers

         Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, principal occupations or employment during the past five years, the number of directorships of the thirteen funds managed, administered or advised by the Advisor (the "Fund Complex"), the number of shares of the Fund beneficially owned and the percentage of shares beneficially owned as of November 30, 1997, is set forth below. [As of November 30, 1997 Directors and officers of the Fund as a group beneficially owned less than 1% of the shares of the Fund.]


                                                                                       Shares
                                                                                    Beneficially
       Name and Position                                                            Owned as of
         With the Fund                   Business Experience During the             November 30,         Percentage
         -------------                           Past Five Years                   ------------         ----------
                                          (including all directorships)                1997**
                                          -----------------------------                ------

Truman T. Semans*                Managing Director Emeritus, BT Alex. Brown      12,739 shares               ***
Director and Chairman            Incorporated.  Formerly, Vice Chairman, Alex.
                                 Brown & Sons Incorporated (now BT Alex. Brown
                                 Incorporated); Director, Investment Company
                                 Capital Corp.  (registered investment advisor);
                                 and Vice Chairman, Alex. Brown Capital Advisory &
                                 Trust Company.  Director of 11 funds in the Fund
                                 Complex.

James J. Cunnane                 Managing Director, CBC Capital (merchant           None                    ***
Director                         banking), 1993-Present.  Formerly, Senior Vice
                                 President and Chief Financial Officer, General
                                 Dynamics Corporation (defense), 1989-1993; and
                                 Director, The Arch Fund (registered investment
                                 company). Director of each fund in the Fund
                                 Complex.


                                       -5-


                                                                                       Shares
                                                                                    Beneficially
       Name and Position                                                            Owned as of
         With the Fund                   Business Experience During the             November 30,         Percentage
         -------------                           Past Five Years                   ------------         ----------
                                          (including all directorships)                1997**
                                          -----------------------------                ------
Richard T. Hale*                 Managing Director, BT Alex. Brown Incorporated;      2,177 shares           ***
Director                         Director and President, Investment Company
                                 Capital Corp.  (registered investment advisor); and
                                 Chartered Financial Analyst.  Director of 12 funds
                                 in the Fund Complex.

John F. Kroeger                  Director/Trustee, AIM Funds (registered investment   3,646 shares           ***
Director                         companies).  Formerly, Consultant, Wendell &
                                 Stockel Associates, Inc.  (consulting firm); and
                                 General Manager, Shell Oil Company.  Director of
                                 each fund in the Fund Complex.

Louis E. Levy                    Director, Kimberly-Clark Corporation (personal       1,478 shares           ***
Director                         consumer products) and Household International
                                 (finance and banking); Chairman of the Quality
                                 Control Inquiry Committee, American Institute
                                 of Certified Public Accountants. Formerly,
                                 Trustee, Merrill Lynch Funds for Institutions,
                                 1991-1993; Adjunct Professor, Columbia
                                 University-Graduate School of Business,
                                 1991-1992; and Partner, KPMG Peat Marwick,
                                 retired 1990. Director of each fund in the Fund
                                 Complex.

Eugene J. McDonald               President, Duke Management Company                   None                   ***
Director                         (investments); and Executive Vice President, Duke
                                 University (education, research and health
                                 care). Director, Central Carolina Bank & Trust
                                 (banking); Key Funds (registered investment
                                 companies); and DP Mann Holdings (insurance).
                                 Formerly, Director, AMBAC Treasurers Trust
                                 (registered investment company). Director of
                                 each fund in the Fund Complex.

Rebecca W. Rimel                 President and Chief Executive Officer, The Pew       565 shares             ***
Director                         Charitable Trusts; and Director and Executive Vice
                                 President, The Glenmede Trust Company.
                                 Formerly, Executive Director, The Pew Charitable
                                 Trusts.  Director of 11 funds in the Fund Complex.

Carl W. Vogt, Esq.               Senior Partner, Fulbright & Jaworski L.L.P. (law).   None                   ***
Director                         Director, Yellow Corporation (trucking).  Formerly,
                                 Chairman and Member, National Transportation
                                 Safety Board; Director, National Railroad
                                 Passenger Corporation (Amtrak); and Member,
                                 Aviation System Capacity Advisory Committee
                                 (Federal Aviation Administration). Director of
                                 11 funds in the Fund Complex.


PH02/205921.2
                                                        -6-


                                                                                       Shares
                                                                                    Beneficially
       Name and Position                                                            Owned as of
         With the Fund                   Business Experience During the             November 30,         Percentage
         -------------                           Past Five Years                   ------------         ----------
                                          (including all directorships)                1997**
                                          -----------------------------                ------
Harry Woolf                      Professor-at-Large Emeritus, Institute for Advanced     1,993 shares       ***
President                        Study.  Director, ATL and Spacelabs Medical Corp.
                                 (medical equipment); Family Health
                                 International (non-profit research and
                                 education) and Research America (non-profit
                                 medical research). Formerly, Director, Flag
                                 Investors Family of Funds (registered
                                 investment companies); Trustee, Reed College
                                 (education); Trustee, Rockefeller Foundation;
                                 and Director, Merrill Lynch Cluster C Funds
                                 (registered investment companies).

Amy M. Olmert                    Vice President, BT Alex. Brown Incorporated, June       None               ***
Secretary                        1997 - Present.  Formerly, Senior Manager,
                                 Coopers & Lybrand L.L.P., September 1988 - June
                                 1997.

Joseph A. Finelli                Vice President, BT Alex. Brown Incorporated and        None                ***
Treasurer                        Vice President, Investment Company Capital Corp.
                                 (registered investment advisor), September 1995-
                                 Present.  Formerly, Vice President and Treasurer,
                                 The Delaware Group of Funds (registered
                                 investment companies); and Vice President,
                                 Delaware Management Company Inc.
                                 (investments), 1980-August 1995.

                                                        -7-


                                                                                       Shares
                                                                                    Beneficially
       Name and Position                                                            Owned as of
         With the Fund                   Business Experience During the             November 30,         Percentage
         -------------                           Past Five Years                   ------------         ----------
                                          (including all directorships)                1997**
                                          -----------------------------                ------

Scott J. Liotta                  Assistant Vice President, Fund Administration, BT     None                ***
Assistant Secretary              Alex. Brown Incorporated, July 1996 - Present.
                                 Formerly, Manager and Foreign Markets Specialist,
                                 Putnam Investments Inc. (registered investment
                                 companies), April 1994 - July 1996; and
                                 Supervisor, Brown Brothers Harriman & Co.
                                 (domestic and global custody), August 1991 - April
                                 1994.

--------------------
  * Denotes a Director who is an "interested person" as defined in the 1940 Act. ** This information has been provided by each Director and officer.
*** As of November 30, 1997, the Directors and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

Investment Advisor and Investment Sub-Advisor

         Investment Company Capital Corp., located at One South Street, Baltimore, Maryland 21202, acts as investment advisor to the Fund. Alex. Brown Investment Management, located at the same address, acts as investment sub-advisor to the Fund.

Principal Underwriter

         ICC Distributors, Inc., located at P.O. Box 7558, Portland, Maine 04101, acts as principal underwriter for the Fund.

Beneficial Owners

         [To the knowledge of Fund Management, as of the Record Date, there were no beneficial owners of 5% or more of the outstanding shares of the Fund.]

Submission of Shareholder Proposals

         As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

         Approval of each Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will, therefore, have the effect of counting against each Proposal. [Brokers who hold shares as record owners for beneficial owners may have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.]

Other Matters

         No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    By Order of the Directors,


                                    Amy M. Olmert
                                    Secretary


Dated:  __________, 1998

FLAG INVESTORS
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735

                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  April 3, 1998

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FLAG
                   INVESTORS TELEPHONE INCOME FUND, INC.

This proxy is for your use in voting on various matters relating to Flag Investors Telephone Income Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) [Edward
J. Veilleux, Scott J. Liotta, and I. Alisa Stesch] and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on April 3, 1998 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: |X|
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED     DETACH AND RETURN THIS PORTION
AND DATED.                                    ONLY

FLAG INVESTORS TELEPHONE INCOME FUND, INC.

Vote on Proposals:

1. To approve a change in the Fund's investment objective from "current income and long term growth of capital without undue risk" to "to maximize total return."

         [ ] For                 [ ] Against               [ ] Abstain

2. To approve the replacement of the Fund's fundamental investment policy on industry concentration that requires it to invest at least 65% of the value of its total assets in securities of issuers in the telephone industry with a fundamental policy requiring it to invest at least 65% of its total assets in securities of issuers in the communications field.

         [ ] For                 [ ] Against               [ ] Abstain

Please print and sign your
name in the space provided to



authorize the voting of your        _______________________________             ___________________________
shares as indicated and return      Signature [PLEASE SIGN WITHIN BOX]          Date
promptly. When signing on
behalf of a corporation,
partnership, estate, trust
or in any other                     _____________________________               ___________________________
representative capacity,            Signature (Joint Owners)                    Date
please sign your name and
title. For joint accounts,
each joint owner must sign.



           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                 February __, 1998



Dear Shareholder:

         As we begin 1998, we are enthusiastic about the long-term prospects for every major segment of the telecommunications industry. The expanding, global nature of the industry affords us the flexibility to take advantage of opportunities in both the traditional long distance and local telephone segments, as well as the emerging areas of telecommunications.

         We believe that this industry evolution is a favorable development, and for several years we have been successfully expanding the Fund's investments to take advantage of the trends. Nevertheless, we also recognize that unless we change the Fund's policy as well, we may at times limit our opportunity to purchase the best values of in the industry. With this in mind, the Fund's Board of Directors has voted, subject to shareholder approval, to:

         (i) change the Fund's investment objective from "current income and long-term growth of capital without undue risk" to "maximize total return," and

         (ii) change the Fund's fundamental investment policy requiring that at least 65% of the value of the Fund's assets be invested in securities of issuers in the telephone industry with a policy requiring that at least 65% of the Fund's assets be invested in securities of issuers in the communications field.

         An important aspect of the changing characteristics of the industry is that telephone/telecommunications companies have chosen to slow dividend growth in favor of increased flexibility and greater investment in their business. As a result, it is expected that the Fund's quarterly dividend amount will be reduced. In addition, if the above policies are approved, it is contemplated that the Fund's name will change to Flag Investors Communications Fund, Inc. and that the Fund's non-fundamental investment policy of investing at least 65% of the Fund's assets in income-producing securities (including debt obligations) will be rescinded.

         The enclosed proxy outlines these topics in more detail. We encourage you to read the materials carefully and ask you to join the Fund's directors and vote in favor of the proposals. If you have any questions about the proposed changes, please call 1-800-767-3524.

         As conservative investors with strict criteria, we believe there is substantial opportunity to earn very attractive returns over the long term, without taking undue risk. As the industry continues to evolve, the Fund will continue to take advantage of new opportunities to invest in companies that pursue focused business strategies and place a priority on shareholder interests. Thank you for your interest in the Fund.

                                 Sincerely,


                                 /s/ Bruce E. Behrens       /s/ Liam D. Burke
                                 Bruce E. Behrens           Liam D. Burke
                                 Portfolio Manager          Portfolio Manager